SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2005


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  VP
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2005


                             Payment Date: 01/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       111,432,878.91    4.940579%     2,848,549.36    458,785.81    3,307,335.17       0.00       0.00
                        2A1        64,959,717.26    5.155808%     3,033,530.57    279,099.87    3,312,630.44       0.00       0.00
Residual                ARU                 0.00    4.940579%             0.00          0.01            0.01       0.00       0.00
                        ARL                 0.00    4.940579%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,832,242.46    5.022664%         1,116.38     28,596.71       29,713.10       0.00       0.00
                        B2          2,101,921.06    5.022664%           343.45      8,797.70        9,141.15       0.00       0.00
                        B3          1,366,648.29    5.022664%           223.31      5,720.18        5,943.49       0.00       0.00
                        B4          1,156,855.79    5.022664%           189.03      4,842.08        5,031.11       0.00       0.00
                        B5            946,064.28    5.022664%           154.59      3,959.80        4,114.39       0.00       0.00
                        B6            630,830.10    5.022664%           103.08      2,640.37        2,743.45       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        189,427,158.16     -            5,884,209.77    792,442.53    6,676,652.30     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       108,584,329.55              0.00
                                2A1        61,926,186.69              0.00
Residual                        ARU                 0.00              0.00
                                ARL                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          6,831,126.07              0.00
                                B2          2,101,577.61              0.00
                                B3          1,366,424.98              0.00
                                B4          1,156,666.76              0.00
                                B5            945,909.69              0.00
                                B6            630,727.03              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        183,542,948.39     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   111,432,878.91     4.940579% 32051D4P4    23.318184      3.755614    888.869757
                           2A1    64,959,717.26     5.155808% 32051D4S8    40.326096      3.710201    823.212851
Residual                   ARU             0.00     4.940579% 32051D4Q2     0.000000      0.103564      0.000000
                           ARL             0.00     4.940579% 32051D4R0     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,832,242.46     5.022664% 32051D4T6     0.163238      4.181417    998.848673
                           B2      2,101,921.06     5.022664% 32051D4U3     0.163238      4.181417    998.848673
                           B3      1,366,648.29     5.022664% 32051D4V1     0.163238      4.181417    998.848673
                           B4      1,156,855.79     5.022664% 32051D4W9     0.163238      4.181417    998.848673
                           B5        946,064.28     5.022664% 32051D4X7     0.163238      4.181417    998.848673
                           B6        630,830.10     5.022664% 32051D4Y5     0.163238      4.181418    998.848730
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     189,427,158.16       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       116,646,280.54    66,896,667.45   183,542,947.99
Loan count                    583              132              715
Avg loan rate           5.377579%        5.592808%             5.46
Prepay amount        2,828,348.51     3,024,800.57     5,853,149.08

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        41,771.98        22,563.64        64,335.62
Sub servicer fees            0.00             0.00             0.00
Trustee fees               597.48           349.65           947.14


Agg advances                  N/A              N/A              N/A
Adv this period          2,665.66         6,673.96         9,339.62

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.120005%           100.000000%            176,392,596.17
   -----------------------------------------------------------------------------
   Junior            6.879995%             0.000000%             13,032,432.15
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 1,897,039.99
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 7                 1,897,039.99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,676,652.30          6,676,652.30
Principal remittance amount            5,884,209.77          5,884,209.77
Interest remittance amount               792,442.53            792,442.53